SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                      Date of Report: February 10, 1998



                                 PACIFIC BELL

                           A California Corporation

                          Commission File No. 1-1414

                           IRS Employer No. 94-0745535

                    175 E. Houston, San Antonio, Texas 78205

                         Telephone Number (210) 821-4105

Item 5.  Other Events

On January 28, 1998, SBC Communications Inc. released the following information regarding Pacific Bell:

Pacific Bell Telephone Company (PacBell Consolidated)
-------------------------------------------------------------------------------------
                               -------------------------------  ----------------------
Dollars in millions                  Three Months Ended          Twelve Months Ended
                               -------------------------------  ----------------------
Unaudited                       12/31/97 12/31/96   % Chg   12/31/9712/31/96     % Chg
----------------------------------------------------------  ---------------------------

Operating Revenues
  Local service                   $1,175     $994   18.2%    $4,386   $3,956     10.9%
  Network access - Interstate        460      467   -1.5%     1,714    1,805     -5.0%
  Network access - Intrastate        194      179    8.4%       790      718     10.0%
  Long-distance service              282      321  -12.1%     1,182    1,274     -7.2%
  Directory advertising              291      271    7.4%     1,125    1,051      7.0%
  Other                              212      208    1.9%       741      642     15.4%
----------------------------------------------------------  ---------------------------
                                                  --------                   ----------
    Total Operating Revenues       2,614    2,440    7.1%     9,938    9,446      5.2%
----------------------------------------------------------  ---------------------------
                                                  --------                   ----------
  Cash Operating Expenses          1,918    1,441   33.1%     7,408    5,316     39.4%
----------------------------------------------------------  ---------------------------
                                                  --------                   ----------
EBITDA *                             696      999  -30.3%     2,530    4,130    -38.7%
----------------------------------------------------------  ---------------------------
                                                  --------                   ----------
  Depreciation and                   464      459    1.1%     2,021    1,826     10.7%
amortization
----------------------------------------------------------  ---------------------------
                                                  --------                   ----------
    Total Operating Expenses       2,382    1,900   25.4%     9,429    7,142     32.0%
----------------------------------------------------------  ---------------------------
                                                  --------                   ----------
Operating Income                     232      540  -57.0%       509    2,304    -77.9%
----------------------------------------------------------  ---------------------------
Income Before Cumulative
Effect
  of Accounting Changes               87      286  -69.6%         8    1,170    -99.3%
==========================================================  ===========================

1997 results include charges for several items including strategic initiatives and ongoing merger integration costs, gain on the sale of Pacific Bell's interest in Bell Communications Research, Inc. and a first quarter settlement gain. Excluding these additional items Pacific Bell reported an adjusted income before cumulative effect of accounting changes of $1,066 for 1997.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  Pacific Bell



                                    By:/s/ Robert B. Pickering
                                        Robert B. Pickering
                                        Vice President and Chief Financial
                                          Officer


February 10, 1998